UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 6, 2006

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 6, 2006, Verizon Communications Inc. (the “Company”) completed the merger (the “Merger”) of MCI, Inc. (“MCI”) with and into Eli Acquisition, LLC (“Merger Sub”), a wholly owned subsidiary of the Company, with Merger Sub continuing as the surviving company under the name MCI, LLC, in accordance with the Agreement and Plan of Merger, dated as of February 14, 2005, as amended as of March 4, 2005, March 29, 2005 and May 1, 2005 (the “Merger Agreement”), by and among the Company, Merger Sub and MCI.

Under the terms of the Merger Agreement, MCI stockholders received 0.5743 shares of common stock, par value $0.10 per share, of the Company and a cash payment for each of the MCI shares they owned immediately prior to the merger. Verizon elected to make a supplemental cash payment of $2.738 per MCI share (or $779 million in the aggregate) rather than issue additional shares of Verizon common stock in the Merger so that the merger consideration to be received by MCI stockholders will equal at least $20.40 per share of MCI common stock. Verizon, Merger Sub and MCI mutually agreed that there would be no purchase price adjustment related to the amount of MCI liabilities.

This description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the amendments to the Merger Agreement, which are incorporated by reference as Exhibit 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The Company expects that, based upon the unaudited annual financial information of each of Verizon and MCI as of and for the year ended December 31, 2005, no additional financial statements or pro forma financial information will be required by Item 9.01 once Verizon completes and files its 2005 financial statements prior to 71 calendar days from the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERIZON COMMUNICATIONS INC.
(Registrant)

Date: January 12, 2006	/s/ Thomas A. Bartlett
	Name:	Thomas A. Bartlett
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 14, 2005, among Verizon Communications Inc., Eli Acquisition, LLC and MCI, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on February 17, 2005).

2.2	Letter Agreement, dated as of March 4, 2005, amending the Agreement and Plan of Merger, dated as of February 14, 2005, among Verizon Communications Inc., Eli Acquisition, LLC and MCI, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on March 9, 2005).

2.3	Amendment to Agreement and Plan of Merger, dated as of March 29, 2005, among Verizon Communications Inc., Eli Acquisition, LLC and MCI, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on March 29, 2005).

2.4	Amendment to Agreement and Plan of Merger, dated as of May 1, 2005, among Verizon Communications, Inc., Eli Acquisition, LLC and MCI, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on May 2, 2005).